Commitments and Contingencies	9 Months Ended
Sep. 23, 2012
Commitments and Contingencies

12. COMMITMENTS AND CONTINGENCIES

The Company is involved in various claims and legal actions arising in the normal course of business. In the opinion of management, the ultimate disposition of these matters will not have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

The Company is contractually committed to lease four restaurants that were not open as of December 25, 2011. The new locations are a combination of ground-up prototype, new unit builds, and retail end cap locations and will require capital expenditures ranging between $2,000 and $2,500 each.

In connection with the Sponsor’s investment in 2006, the Company entered into an advisory agreement with the Sponsor, pursuant to which the Sponsor provides the Company with certain financial advisory services. In exchange for these services, the Company paid the Sponsor an aggregate annual management fee equal to $350 and reimbursed them for out-of-pocket expenses incurred by it in connection with the provision of services pursuant to the agreement. Payments to the Sponsor were $383, $375 and $373 for the years ended December 27, 2009, December 26, 2010 and December 25, 2011, respectively. Payments to the Sponsor were $281 (unaudited) and $94 (unaudited) for the thirty-nine weeks ended September 25, 2011 and September 23, 2012, respectively. On March 21, 2012, the Company paid a $2,000 termination payment to the Sponsor to terminate its advisory agreement and no further payments are required under the advisory agreement.